INCOME TAXES - Schedule of Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Jan. 31, 2022	Jan. 31, 2021
Deferred tax assets:
Loss carryforwards	$ 11,506	$ 7,321
Accrued compensation	8,774	1,884
Accrued expenses	240	390
Operating lease liabilities	352	362
Exchange rate differences	343	344
Other, net	241	235
Total deferred tax assets	21,456	10,536
Deferred tax liabilities:
Deferred cost of revenue	(3,279)	(3,831)
Goodwill and other intangible assets	(928)	(874)
Depreciation of property and equipment	(217)	(550)
Operating lease right-of-use assets	(355)	(295)
Total deferred tax liabilities	(4,779)	(5,550)
Valuation allowance	(18,576)	(5,732)
Net deferred tax liabilities	(1,899)	(746)
Recorded as:
Deferred tax assets	1,548	3,303
Deferred tax liabilities	(3,447)	(4,049)
Net deferred tax liabilities	$ (1,899)	$ (746)